UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07096

Investment Grade Municipal Income Fund Inc.

(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York 10019-6028

(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: April 30

Date of reporting period: April 30, 2010

Item 1.   Reports to Stockholders.

Investment Grade Municipal Income Fund Inc.
Annual Report
April 30, 2010

Investment Grade Municipal Income Fund Inc.

We present the annual report for Investment Grade Municipal Income Fund Inc. (the “Fund”) for the period ended April 30, 2010.

Fund liquidation
On February 23, 2010, the holders of the Fund’s common stock and auction preferred stock approved a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation. All of the auction preferred stock was redeemed in April, and the holders of common stock were paid a liquidating distribution on or about May 10, 2010. The Fund was delisted from the New York Stock Exchange and is in the process of winding up its affairs.

In connection with the liquidation of the Fund, the Fund changed its tax and accounting (book) fiscal year end from September 30 to April 30 to facilitate the satisfaction of certain tax law requirements beneficial to shareholders. This report covers the seven month period from the end of the Fund’s last fiscal year (September 30, 2009) through April 30, 2010.

1

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited)

Characteristics	04/30/10		03/31/10		09/30/09

Net assets applicable to
common shareholders (mm)	$151.4		$151.0		$155.9

Weighted average maturity	5.5	yrs	6.5	yrs	14.8	yrs

Weighted average modified duration	4.6	yrs	3.4	yrs	5.1	yrs

Weighted average coupon	2.9%		3.3%		5.6%

Leverage (1)	0.0%		34.6%		39.0%

Securities subject to Alternative
Minimum Tax (AMT)(2)	0.0%		1.0%		13.7%

Maturing within five years(2)	33.6%		42.6%		0.9%

Maturing beyond five years(2)	66.4%		57.4%		99.1%

Portfolio composition(3)	04/30/10		03/31/10		09/30/09

Long-term municipal bonds	35.3%		62.1%		106.7%

Short-term municipal notes	33.5		33.3		0.3

US government obligations	30.8		—		—

Other assets less liabilities	0.4		4.6		(7.0)

Total	100.0%		100.0%		100.0%

Credit quality(2)	04/30/10		03/31/10		09/30/09

US government obligations	30.9%		—		—

AAA	28.2		26.1%		16.1%

AA	3.8		23.2		39.6

A	0.0		4.8		21.7

A-1+	29.1		31.7		0.3

BBB	0.0		5.9		14.8

Nonrated	8.0		8.3		7.5

Total	100.0%		100.0%		100.0%

(1)	Includes leverage attributable to both the Fund’s Auction Preferred Shares and the Tender Option Bond Program as a percentage of total assets. Leverage was terminated in April 2010.

(2)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are designated by Standard & Poor’s Rating Group, an independent rating agency.

(3)	As a percentage of net assets applicable to common and preferred shareholders as of the dates indicated.

2

Investment Grade Municipal Income Fund Inc.

Portfolio statistics (unaudited) (concluded)

Top five states(1)	04/30/10		03/31/10		09/30/09

California	11.4%	California	14.4%	Texas	13.0%

Illinois	10.8	Texas	11.0	California	12.2

Texas	9.3	Illinois	9.7	Washington	9.2

Maryland	5.4	Pennsylvania	8.2	Illinois	8.2

Ohio	4.8	Ohio	7.8	New York	7.4

Total	41.7%		51.1%		50.0%

Top five sectors(1)	04/30/10		03/31/10		09/30/09

US government
obligations	30.9%	General obligations	20.9%	University	15.9%

General obligations	20.9	Hospital	19.0	Hospital	15.2

Hospital	8.3	Water	14.7	Airport	12.4

Water	7.3	University	6.0	Power	11.5

Lease	4.4	Power	5.4	Lease	8.0

Total	71.8%		66.0%		63.0%

(1)	Weightings represent percentages of total investments as of the dates indicated. The Fund’s portfolio is actively managed and its composition will vary over time.

3

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—April 30, 2010

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

US government obligations—30.79%
US Treasury Bonds
3.625%, due 02/15/20
(cost—$46,268,920)			$46,750,000	$46,611,199

Long-term municipal bonds—35.29%

Delaware—3.84%
Delaware State-Series 2009C
5.000%, due 10/01/15	Aaa	AAA	5,000,000	5,819,750

Georgia—3.90%
Georgia State Refunding-Series I
5.000%, due 07/01/20	Aaa	AAA	5,000,000	5,909,150

Illinois—4.18%
Illinois State Toll Highway Authority
Toll Highway Revenue-Series A-2
(Pre-refunded with State and
Local Government Securities to
07/01/16 @ 100) (AGM Insured)
5.000%, due 01/01/31	Aa3	AAA	5,500,000	6,328,905

Kentucky—2.13%
Louisville & Jefferson County
Waterworks & Water System
Revenue Refunding-Series A
5.000%, due 11/15/16	Aaa	AAA	2,775,000	3,224,855

Maryland—5.41%
Maryland State Refunding-Series B
5.000%, due 03/01/18	Aaa	AAA	7,000,000	8,189,790

North Carolina—3.83%
North Carolina State Refunding-Series A
5.000%, due 03/01/16	Aaa	AAA	5,000,000	5,792,400

Ohio—4.76%
Ohio State Water Development
Authority Water Pollution Control
Revenue (Pre-refunded with
State and Local Government
Securities to 06/01/14 @ 100)
5.000%, due 06/01/24	Aaae	AAA	6,305,000	7,207,372

Pennsylvania—3.82%
Pennsylvania State-Series A
5.000%, due 02/15/18	Aa1	AA	5,000,000	5,782,100

4

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—April 30, 2010

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Long-term municipal bonds—(concluded)

Texas—3.42%
Harris County Texas Lease
6.750%, due 05/01/20(1)	NR	NR	$5,316,728	$5,174,399

Total long-term municipal bonds (cost—$54,052,058)				53,428,721

Short-term municipal notes—33.49%

Alaska—1.65%
Valdez Marine Terminal Revenue
Refunding-BP Pipelines, Inc.
Project-Series A
0.240%, due 05/03/10(2)	VMIG1	A-1+	2,500,000	2,500,000

California—11.39%
California Infrastructure &
Economic Development Bank
Revenue-J Paul Getty-Series B
0.200%, due 05/03/10(2)	VMIG1	A-1+e	5,000,000	5,000,000

California State Economic
Recovery-Series C-3
0.230%, due 05/03/10(2)	VMIG1	A-1e	5,000,000	5,000,000

California Statewide Communities
Development Authority Revenue-
John Muir Health-Series C
0.210%, due 05/03/10(2)	VMIG1	A-1+	4,240,000	4,240,000

Metropolitan Water District Southern
California Waterworks
Revenue-Series B-3
0.210%, due 05/03/10(2)	VMIG1	A-1+	3,000,000	3,000,000

				17,240,000

Colorado—0.86%
Denver City & County Certificates of
Participation Refunding-Series A3
0.240%, due 05/03/10(2)	VMIG1	NR	1,300,000	1,300,000

Connecticut—3.30%
Connecticut State Health & Educational
Facilities Authority Revenue-Yale
University-Series Y-2
0.210%, due 05/03/10(2)	VMIG1	A-1+	5,000,000	5,000,000

5

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—April 30, 2010

	Moody’s	S&P
	rating	rating	Face
Security description	(unaudited)	(unaudited)	amount	Value

Short-term municipal notes—(concluded)

Illinois—6.60%
Chicago Sales Tax Revenue Refunding
0.240%, due 05/03/10(2)	VMIG1	A-1+	$5,000,000	$5,000,000

Illinois Development Finance
Authority Revenue-Evanston
Northwestern-Series C
0.270%, due 05/03/10(2)	VMIG1	NR	5,000,000	5,000,000

				10,000,000

New Jersey—1.65%
Union County Industrial Pollution
Control Financing Authority
Pollution Control Revenue
Refunding-ExxonMobil Project
0.170%, due 05/03/10(2)	VMIG1	A-1+	2,500,000	2,500,000

Texas—5.89%
Harris County Cultural Education
Facilities Finance Corp. Revenue-
Methodist Hospital-Subseries C-1
0.240%, due 05/03/10(2)	NR	A-1+	3,500,000	3,500,000

Harris County Cultural Education
Facilities Finance Corp. Revenue-
YMCA of Greater Houston-Series C
0.270%, due 05/03/10(2)	VMIG1	NR	600,000	600,000

Texas Water Development Board
Revenue Refunding-State
Revolving-Sub Lien-Series A
0.240%, due 05/03/10(2)	VMIG1	A-1+	4,820,000	4,820,000

				8,920,000

Wyoming—2.15%
Uinta County Pollution Control Revenue
Refunding-Chevron USA, Inc. Project
0.210%, due 05/03/10(2)	P-1	A-1+	3,250,000	3,250,000

Total short-term municipal notes (cost—$50,710,000)				50,710,000

Total investments (cost—$151,030,978)—99.57%				150,749,920

Other assets in excess of liabilities—0.43%				654,626

Net assets—100.00%				$151,404,546

6

Investment Grade Municipal Income Fund Inc.

Portfolio of investments—April 30, 2010

Aggregate cost for federal income tax purposes was $151,030,978; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$372,470

Gross unrealized depreciation	(653,528)

Net unrealized depreciation	$(281,058)

(1)	The security detailed in the table below is considered illiquid and restricted and represents 3.42% of net assets as of April 30, 2010.

Acquisition
			cost as a		Value as a
Illiquid and	Acquisition	Acquisition	percentage of	Value at	percentage of
restricted security	date	cost	net assets	04/30/10	net assets

Harris County
Texas Lease
6.750%, due 05/01/20	09/07/00	$5,316,728	3.51%	$5,174,399	3.42%

(2)	Variable rate demand notes are payable on demand. The maturity dates shown are the next interest rate reset dates. The interest rates shown are the current rates as of April 30, 2010.

AGM	Assured Guaranty Municipal Corporation
NR	Not Rated

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s investments:

	Unadjusted
	quoted prices
	in active	Other
	markets for	significant
	identical	observable	Unobservable
	investments	inputs	inputs
	(Level 1)	(Level 2)	(Level 3)	Total

US government obligations	$—	$46,611,199	$—	$46,611,199

Long-term municipal bonds	—	53,428,721	—	53,428,721

Short-term municipal notes	—	50,710,000	—	50,710,000

Total	$—	$150,749,920	$—	$150,749,920

See accompanying notes to financial statements

7

Investment Grade Municipal Income Fund Inc.

Statement of assets and liabilities—April 30, 2010

Assets:
Investments in securities, at value (cost—$151,030,978)	$150,749,920

Cash	39,384

Receivable for interest	935,678

Other assets	3,303

Total assets	151,728,285

Liabilities:
Payable to investment advisor and administrator	49,770

Payable for interest expense and fees on floating rate notes	5,295

Accrued expenses and other liabilities	268,674

Total liabilities	323,739

Net assets:
Common stock—$0.001 par value; 199,998,400 shares authorized;
10,356,667 shares issued and outstanding	153,238,767

Accumulated undistributed net investment income	22,721

Accumulated net realized loss from investment activities	(1,575,884)

Net unrealized depreciation of investments	(281,058)

Net assets	$151,404,546

Net asset value per share	$14.62

See accompanying notes to financial statements

8

Investment Grade Municipal Income Fund Inc.

Statement of operations

	For the period	For the
	October 1, 2009 to	year ended
	April 30, 2010(1)	September 30, 2009

Investment income:
Interest	$5,919,696	$11,843,526

Expenses:
Investment advisory and administration fees	1,186,880	1,960,860

Professional fees	404,169	748,225

Reports and notices to shareholders	125,972	232,335

Stock exchange listing fees	32,213	19,822

Custody and accounting fees	30,819	51,766

Directors’ fees	25,668	34,851

Auction preferred shares expenses	21,894	311,740

Interest expense and fees on floating rate notes	19,947	170,674

Transfer agency fees	8,307	12,468

Insurance fees	7,990	5,268

Other expenses	17,007	24,807

	1,880,866	3,572,816

Less: Fee waivers by investment advisor and
administrator	(684,639)	(1,146,113)

Net expenses	1,196,227	2,426,703

Net investment income	4,723,469	9,416,823

Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	1,198,169	(901,500)

Futures	—	(715,318)

Net realized gain (loss)	1,198,169	(1,616,818)

Net change in unrealized
appreciation/depreciation of:
Investments	(5,460,925)	25,818,274

Futures	—	(57,303)

Net change in unrealized appreciation/depreciation	(5,460,925)	25,760,971

Net realized and unrealized gain (loss) from
investment activities	(4,262,756)	24,144,153

Dividends paid to auction preferred shareholders
from net investment income	(170,695)	(1,098,654)

Net increase in net assets applicable to
common shareholders resulting from operations	$290,018	$32,462,322

(1)	The Fund changed its fiscal year end from September 30 to April 30.

See accompanying notes to financial statements

9

Investment Grade Municipal Income Fund Inc.

Statement of changes in net assets applicable to common shareholders

	For the period
	October 1, 2009 to April 30,	For the years ended September 30,
	2010(1)	2009	2008

From operations:
Net investment income	$4,723,469	$9,416,823	$10,488,683

Net realized gains (losses) from
investment activities and futures	1,198,169	(1,616,818)	(1,071,908)

Net change in unrealized
appreciation/depreciation of
investments and futures	(5,460,925)	25,760,971	(21,906,826)

Dividends and distributions
paid to auction preferred
shareholders from:
Net investment income	(170,695)	(1,098,654)	(3,476,144)

Net realized gain from
investment activities	—	—	(676,786)

Total dividends and distributions
paid to auction preferred shareholders	(170,695)	(1,098,654)	(4,152,930)

Net increase (decrease) in net assets
applicable to common shareholders
resulting from operations	290,018	32,462,322	(16,642,981)

Dividends and distributions paid
to common shareholders from:
Net investment income	(4,815,850)	(8,259,442)	(6,819,866)

Net realized gain from
investment activities	—	—	(1,211,730)

Total dividends and distributions
paid to common shareholders	(4,815,850)	(8,259,442)	(8,031,596)

Net increase (decrease) in net assets
applicable to common shareholders	(4,525,832)	24,202,880	(24,674,577)

Net assets applicable to
common shareholders:
Beginning of period	155,930,378	131,727,498	156,402,075

End of period	$151,404,546	$155,930,378	$131,727,498

Accumulated undistributed net
investment income	$22,721	$285,797	$227,070

(1)	The Fund changed its fiscal year end from September 30 to April 30.

See accompanying notes to financial statements

10

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11

Investment Grade Municipal Income Fund Inc.

Financial highlights

Selected data for a share of common stock outstanding throughout each period is presented below:

	For the period
	October 1, 2009 to
	April 30, 2010(1)

Net asset value, beginning of period	$15.06

Net investment income	0.46	(2)

Net realized and unrealized gains (losses) from investment activities	(0.41)

Common share equivalent of dividends and distributions paid to auction preferred shareholders from:
Net investment income	(0.02)

Net realized gains from investment activities	—

Total dividends and distributions paid to auction preferred shareholders	(0.02)

Net increase (decrease) from operations	0.03

Dividends and distributions paid to common shareholders from:
Net investment income	(0.47)

Net realized gains from investment activities	—

Total dividends and distributions paid to common shareholders	(0.47)

Net asset value, end of period	$14.62

Market value, end of period	$14.56

Total net asset value return(3)	0.23%

Total market price return(4)	4.91%

Ratios to average net assets attributable to common shares:
Total expenses, net of fee waivers by advisor and including interest
expense on floating rate notes	1.36	%(5),(6)

Total expenses, before fee waivers by advisor and including interest
expense on floating rate notes	2.14	%(5),(6)

Total expenses, net of fee waivers by advisor and excluding interest
expense on floating rate notes	1.34	%(5)

Net investment income before auction preferred shares dividends	5.38	%(5)

Auction preferred shares dividends from net investment income	0.19	%(5)

Net investment income available to common shareholders	5.19	%(5)

Supplemental data:
Net assets applicable to common shareholders, end of period (000’s)	$151,405

Portfolio turnover	98%

Asset coverage per share of auction preferred shares, end of period	$—

12

For the years ended September 30,

2009		2008		2007	2006	2005

$12.72		$15.10		$15.39	$15.66	$15.81

0.91	(2)	1.01	(2)	1.02 (2)	0.98	0.95

2.34		(2.20)		(0.29)	0.27	(0.02)

(0.11)		(0.34)		(0.39)	(0.27)	(0.21)

—		(0.07)		—	(0.11)	(0.01)

(0.11)		(0.41)		(0.39)	(0.38)	(0.22)

3.14		(1.60)		0.34	0.87	0.71

(0.80)		(0.66)		(0.63)	(0.73)	(0.74)

—		(0.12)		—	(0.41)	(0.12)

(0.80)		(0.78)		(0.63)	(1.14)	(0.86)

$15.06		$12.72		$15.10	$15.39	$15.66

$14.34		$11.28		$13.60	$13.95	$13.44

25.73%		(11.07)%		2.24%	5.87%	4.57%

35.91%		(11.90)%		2.08%	13.05%	0.42%

1.79	%(6)	1.36	%(6)	1.28%	1.58%	1.66%

2.63	%(6)	2.06	%(6)	1.91%	1.97%	1.99%

1.66%		1.33%		1.28%	1.58%	1.66%

6.93%		6.99%		6.68%	6.43%	6.04%

0.81%		2.32%		2.56%	1.74%	1.34%

6.12%		4.67%		4.12%	4.69%	4.70%

$155,930		$131,727		$156,402	$159,430	$162,159

9%		20%		27%	54%	49%

$147,456		$123,182		$121,092	$122,468	$123,709

13

Investment Grade Municipal Income Fund Inc.

Financial highlights

(1)	The Fund changed its fiscal year end from September 30 to April 30.
(2)	Calculated using the average shares method.
(3)	Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each period reported and a sale at the current net asset value on the last day of each period reported, and assuming reinvestment of dividends and other distributions at the net asset value on the payable date. Total investment return based on net asset value has not been annualized for the period of less than one year and is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and other distributions, if any, or the sale of Fund shares.
(4)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions and has not been annualized for the period of less than one year. Returns do not reflect the deduction of taxes that a shareholder could pay on Fund dividends and distributions, if any, or the sale of Fund shares.
(5)	Annualized.
(6)	Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. Interest income from such transactions is included in income from investment operations.

See accompanying notes to financial statements

14

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

Organization and significant accounting policies
Investment Grade Municipal Income Fund Inc. (the “Fund”) was incorporated in Maryland on August 6, 1992, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a closed-end diversified management investment company.

On February 23, 2010, the holders of the Fund’s common stock and auction preferred stock approved a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation. All of the auction preferred stock was redeemed in April, and the holders of common stock were paid a liquidating distribution on or about May 10, 2010. The Fund was delisted from the New York Stock Exchange and is in the process of winding up its affairs.

In connection with the liquidation of the Fund, the Fund changed its tax and accounting (book) fiscal year end from September 30 to April 30 to facilitate the satisfaction of certain tax law requirements beneficial to shareholders.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification TM(“Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles (“GAAP”). The Codification supersedes existing and nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Fund’s financial statements.

The preparation of financial statements in accordance with GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use last reported sale prices, official market closing price, current market quotations or valuations from computerized “matrix” systems that derive values based on comparable securities. A matrix system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”). Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors may include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued. The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity. Securities traded in the over-the-counter (“OTC”) market are valued at the last bid price available on the valuation date prior to valuation.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010.

Repurchase agreements—The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

Floating-rate notes issued in conjunction with securities held—Tender option bond program
The Fund may sell a fixed-rate bond (“Fixed-Rate Bond”) to a broker who deposits the Fixed-Rate Bond into a special-purpose entity from which are issued floating-rate notes (“Floating-Rate Notes”) that are sold to third parties. The Floating-Rate Notes have interest rates that reset weekly and the holders of the Floating-Rate Notes have the option to tender their notes to the broker at par at each reset date. A residual certificate (an “Inverse Floater”), which pays interest based on the difference between the Fixed-Rate Bond and the Floating-Rate Notes (after certain costs are taken into account), is also issued by the special-purpose entity. The Inverse Floater also gives the holder the right to cause the Floating-Rate Note to be called at par and to require transfer of the Fixed-Rate Bond to the holder of the Inverse Floater, thereby liquidating the special-purpose entity. In certain transactions, the Fund ultimately receives the Inverse Floater plus the cash equivalent of the proceeds raised from the issuance of the Floating-Rate Notes in exchange for the Fixed-Rate Bonds, less fees and expenses.

Although the Fund physically holds the Inverse Floater, the transaction is accounted for as a secured borrowing pursuant to GAAP because of its unilateral right to cause the liquidation of the special-purpose entity and recover the Fixed-Rate Bond it originally sold to the broker. In accordance with GAAP, the Fund includes the Fixed-Rate Bond on the Portfolio of investments and recognizes the Floating-Rate Notes as a liability on the Statement of assets and liabilities.

The Fund maintained a tender option bond program until March, 2010, when such program was terminated. The range of rates on the liability for Floating Rate notes was 0.140% to 0.320%, at a weighted average rate of 0.218% for the period ended April 30, 2010.

Investment transactions and investment income—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Futures contracts—The Fund may purchase and sell municipal bond index futures and other interest rate futures. The Fund may use futures as a substitute for taking a position in an underlying security or other asset

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund also may use futures to add leverage to the portfolio and/or to hedge against increases in the Fund’s costs associated with the dividend payments on the preferred stock. Futures strategies also can be used to manage the average duration of the Fund’s portfolio. If UBS Global AM wishes to shorten the average duration of the Fund, the Fund may sell a futures contract. If UBS Global AM wishes to lengthen the average duration of the Fund, the Fund may buy a futures contract.

Upon entering into a financial futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures. Variation margin calls could be substantial in the event of adverse price movements.

Using financial futures contracts involves various market risks. If the Fund was unable to liquidate a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses and would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make variation margin payments and might be required to maintain the position being hedged or to maintain cash or securities in a separate account. Furthermore, certain characteristics of the futures market might increase the risk that movements in the prices of the financial futures contracts might not correlate perfectly with movements in the prices of the investments being hedged, including temporary price distortion. The separate account for margin will be maintained at the futures counterparty and may be subject to risks or delays if the counterparty becomes insolvent. At April 30, 2010, the Fund had no futures contracts outstanding.

Dividends and distributions—The Fund intended to pay monthly dividends to common shareholders at a rate level that over time would result in the distribution of substantially all of the Fund’s net investment

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

income remaining after the payment of dividends on any outstanding auction preferred shares. The dividend rate on the common stock is adjusted as necessary to reflect the earnings rate of the Fund. Dividends and distributions to common shareholders are recorded on the ex-dividend date. Dividends to auction preferred shareholders are accrued daily. The amount of dividends from net investment income and distributions from net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The Fund followed an investment policy of investing primarily in municipal obligations of various states. Economic changes affecting those states and certain of their public bodies and municipalities may affect the ability of the issuers within those states to pay interest on, or repay principal of, municipal obligations held by the Fund.

Investment advisor and administrator
The Board has approved an Investment Advisory and Administration Contract (“Advisory Contract”), under which UBS Global AM serves as investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. In accordance with the Advisory Contract, the Fund is obligated to pay UBS Global AM an investment advisory and administration fee, which is accrued weekly and paid monthly, at an annual rate of 0.90% of the Fund’s average weekly net assets attributable to holders of common and auction preferred shares (“APS”). UBS Global AM has agreed to waive a portion of the advisory and administration fee so that the Fund’s effective fee is 0.60% of average weekly net assets attributable only to holders of common shares. Effective beginning April 21, 2010, UBS Global AM waived its entire advisory and administration fee. At April 30, 2010, the Fund owed UBS Global AM $49,770 for investment advisory and administration fees, which is composed of $149,062 of investment advisory and administration fees less fees waived of $99,292. For the period October 1, 2009 through April 30, 2010, UBS Global AM waived $684,639 of investment advisory and administration fees from the Fund.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the period October 1, 2009 through April 30, 2010, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $57,641,325. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by UBS Global AM, UBS Global AM believes that under normal circumstances it represents a small portion of the total value of the transactions. In addition, Morgan Stanley participated as a broker-dealer in auctions for the Fund’s Auction Preferred Shares and received compensation. Amounts received by Morgan Stanley varied depending upon that firm’s participation in an auction, and such amounts were calculated and paid by the auction agent from money provided by the Fund.

Auction preferred shares related services fees
UBS Financial Services Inc., an affiliate of UBS Global AM, provided certain services to the Fund and the holders of the outstanding APS pursuant to an agreement with Deutsche Bank, the Fund’s auction agent for APS. For the period October 1, 2009 through April 30, 2010, UBS Financial Services Inc. received from Deutsche Bank $23,101 (paid indirectly by the Fund) for these services.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Portfolio of investments.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

Auction preferred shares
During the period October 1, 2009 through April 30, 2010, the Fund had outstanding shares of auction preferred Series A, Series B, and Series C, which are referred to herein collectively as the “APS.” All shares of each series of APS had a liquidation preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation. All such APS shares were redeemed in April 2010. At April 30, 2010, the Fund had no APS outstanding.

The APS were entitled to one vote per share and, unless otherwise required by law, voted with the holders of common stock as a single class, except that the APS voted separately as a class on certain matters, as required by law. The holders of APS had the right to elect two directors of the Fund.

Dividends, which were cumulative, were generally reset every 7 days for each Series of APS. Dividend rates for each Series of APS reflect the “maximum rates” under the governing instruments as a result of “failed auctions” in which sufficient clearing bids were not received. For the period October 1, 2009 through April 30, 2010, the average dividend rates for each Series of APS were 0.384%, 0.382%, and 0.379% for Series A, B and C, respectively.

On March 16, 2010, the Fund announced the timing of the redemption in full of all of its outstanding APS in connection with the liquidation of the Fund pursuant to a Plan of Liquidation approved by stockholders on February 23, 2010. The Fund redeemed in full all of its outstanding APS and paid APS holders their liquidation preference of $50,000 per share (plus accumulated but unpaid dividends up to and including the date of redemption) based on the following schedule:

Series of	Aggregate	Number of shares	Redemption
APS	principal	redeemed	payment date

Series A	$29,100,000	582	April 16, 2010

Series B	29,100,000	582	April 19, 2010

Series C	21,800,000	436	April 20, 2010

The Fund was subject to certain restrictions relating to the APS. Failure to comply with these restrictions could have precluded the Fund from declaring any distributions to common shareholders or repurchasing common shares and/or could have triggered the mandatory redemption of APS at liquidation value.

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

The redemption of the Fund’s APS was deemed to be outside of the control of the Fund because it was redeemable among other circumstances, upon the occurrence of an event such as described above that was not solely within the control of the Fund.

Purchases and sales of securities
For the period October 1, 2009 through April 30, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government securities, were $119,432,144 and $292,808,732, respectively.

For the period October 1, 2009 through April 30, 2010, aggregate purchases and sales of US Government securities, excluding short-term securities, were $84,525,246 and $38,314,047, respectively.

Federal tax status
The Fund intends to distribute substantially all of its tax-exempt income and any taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the period ended April 30, 2010 and the fiscal year ended September 30, 2009 were as follows:

	April 30,	September 30,
Distributions paid from:	2010	2009

Tax-exempt income	$4,949,100	$9,350,108

Ordinary income	37,445	7,988

Total distributions paid	$4,986,545	$9,358,096

At April 30, 2010, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax exempt income	$38,954

Accumulated capital and other losses	(1,575,884)

Net unrealized depreciation of investments	(281,058)

Total accumulated deficit	$(1,817,988)

Investment Grade Municipal Income Fund Inc.

Notes to financial statements

At April 30, 2010, the Fund had a net capital loss carryforward of $1,575,884. This loss carryforward is available as a reduction to the extent provided in the regulations, of any future net capital gains and will expire as follows: $775,717 in 2017 and $800,167 in 2018. Due to the liquidation of the Fund in May 2010, the Fund will not benefit from such losses.

As of and during the period ended April 30, 2010, the Fund did not have any liabilities for any unrecognized tax positions. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the period ended April 30, 2010, the Fund did not incur any interest or penalties.

Each of the tax years in the three year period ended September 30, 2009 and the seven month period ended April 30, 2010, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events
Management has evaluated the effect of subsequent events on the Fund’s financial statements through the date of issuance of the Fund’s financial statements. Management has determined that there were no material subsequent events that would require disclosure in or adjustment to the Fund’s financial statements other than the following: (1) liquidation of the Fund by means of the redemption of all APS in April 2010 and payment of a liquidating distribution to all common shareholders in May 2010; (2) a change in the Fund’s fiscal year end from September 30th to April 30th to facilitate the Fund’s liquidation; (3) the ceasing of trading of the Fund’s common stock on the New York Stock Exchange; and (4) the Fund’s filing of a termination of registration of its common stock with the US Securities and Exchange Commission.

Investment Grade Municipal Income Fund Inc.

Report of Ernst &Young LLP, independent registered public accounting firm

The Board of Directors
Investment Grade Municipal Income Fund Inc.

We have audited the accompanying statement of assets and liabilities of Investment Grade Municipal Income Fund Inc. (the “Fund”), including the portfolio of investments, as of April 30, 2010, and the related statements of operations and changes in net assets applicable to common shareholders and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

As described in the notes to the financial statements, the holders of the Fund’s common stock and auction preferred stock approved a proposal to liquidate and dissolve the Fund. As a result, the Fund changed its basis of accounting from a going concern basis to a liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Municipal Income Fund Inc. at April 30, 2010, and the results of its operations, the changes in its net assets applicable to common shareholders and the financial highlights for each of the indicated periods, in conformity with US generally accepted accounting principles.

New York, New York
June 29, 2010

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

The Fund
Investment Grade Municipal Income Fund Inc. (the “Fund”) was a diversified, closed-end management investment company whose common shares had traded on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol was “PPM.”

Quarterly Form N-Q portfolio schedule
The Fund filed its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Shareholder meeting information
 On February 23, 2010, the holders of the Fund’s common stock and auction preferred stock (“APS”) voted together at a Special Meeting of Shareholders on a proposal to liquidate and dissolve the Fund pursuant to a Plan of Liquidation (the “Liquidation Proposal”). The Liquidation Proposal received greater than the required vote of a majority of the votes entitled to be cast at the meeting: 5,733,384 votes were cast “FOR” the Liquidation Proposal; 398,622 votes were cast “AGAINST” the Liquidation Proposal; and 132,005 votes were cast “ABSTAIN.” There were no “broker non-votes.”

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Dividend reinvestment plan
The Fund’s Board had established a Dividend Reinvestment Plan (the “Plan”) under which all common shareholders whose shares were registered in their own names, or in the name of UBS Financial Services Inc. or its

Investment Grade Municipal Income Fund Inc.

General information (unaudited)

nominee, would have all dividends and other distributions on their shares of common stock automatically reinvested in additional shares of common stock, unless such common shareholders elected to receive cash. Common shareholders who elected to hold their shares in the name of another broker or nominee should have contacted such broker or nominee to determine whether, or how, they may have participated in the Plan. Given that there are no shares remaining outstanding as of May 10, 2010, it is no longer possible to participate in the Plan.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Each director serves until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board. The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors.

Interested Director

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Meyer Feldberg††; 68 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1992	Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since March 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since May 2007). Prior to July 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 28 investment companies (consisting of 60 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Professor Feldberg is also a director of Primedia Inc. (publishing), Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper) and the New York City Ballet.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Richard Q. Armstrong; 75 c/o Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099	Director and Chairman of the Board of Directors	Since 1995 (Director) Since 2004 (Chairman of the Board of Directors)	Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since April 1991 and principal occupation since March 1995). In addition from 1982 through 1995, Mr. Armstrong was president or chairman of a number of international packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages, and Moët Hennessey, among many others) (from 1982–1995).

Alan S. Bernikow; 69 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006	Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from June 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 63 McLarty Associates 900 17th Street NW, 8th floor Washington, D.C. 20006	Director	Since 1995	Mr. Burt is a managing director of McLarty Associates (a consulting firm) with which he has been employed since April 2007. He was chairman of IEP Advisors (international investments and consulting firm) until February 2009. Prior to April 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Armstrong is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Mr. Bernikow is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Mr. Burt is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Burt is also a director of The Central European Fund, Inc., The Germany Fund, Inc. and The New Germany Fund, Inc.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Independent Directors (concluded)

Term of
	Position(s)	office† and
	held with	length of	Principal occupation(s)
Name, address, and age	Fund	time served	during past 5 years

Bernard H. Garil; 70 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006	Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

Heather R. Higgins; 50 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman)and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001–2007 and since January 2009).

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Number of portfolios in fund complex
overseen by director	Other directorships held by director

Mr. Garil is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	Mr. Garil is also a director of OFI Trust Company (commercial trust company) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

Ms. Higgins is a director or trustee of 16 investment companies (consisting of 48 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.	None

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Joseph Allessie*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005)at UBS Global Asset Management (US) Inc. and UBS Global Asset Management (Americas) Inc. (collectively, “UBS Global AM—Americas region”). Prior to joining UBS Global AM—Americas region, he was senior vice president and general counsel of Kenmar Advisory Corp. (from 2004 to 2005). Prior to that Mr. Allessie was general counsel and secretary of GAM USA Inc., GAM Investments, GAM Services, GAM Funds, Inc. and the GAM Avalon Funds (from 1999 to 2004). Mr. Allessie is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Mark E. Carver*; 46	President	Since May 2010	Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM or one of its affiliates serves as investment advisor, sub-advisor or manager.

Thomas Disbrow*; 44	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)	Mr. Disbrow is an executive director (since 2007) (prior to which he was a director) (since 2000) and head of the US mutual fund treasury administration department (since September 2006) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Michael J. Flook*; 45	Vice President and Assistant Treasurer	Since 2006	Mr. Flook is a director (since March 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, he was a senior manager with The Reserve (asset management firm) from May 2005 to May 2006. Prior to that he was a senior manager with PFPC Worldwide (fund services) since October 2000. Mr. Flook is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Elbridge T. Gerry III*; 53	Vice President	Since 1996	Mr. Gerry is a managing director— municipal fixed income of UBS Global AM—Americas region (since 2001). Mr. Gerry is a vice president of 5 investment companies (consisting of 19 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Mark F. Kemper**; 52	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He was deputy general counsel of UBS Global Asset Management (Americas) Inc. from July 2001 to July 2004. He has been secretary of UBS Global AM—Americas region since 2004, assistant secretary of UBS Global Asset Management Trust Company since 1993 and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Joanne M. Kilkeary*; 42	Vice President and Assistant Treasurer	Since 2004	Ms. Kilkeary is a director (since 2008) (prior to which she was an associate director) (since 2000) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Tammie Lee*; 39	Vice President and Assistant Secretary	Since 2005	Ms. Lee is an executive director (since March 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Prior to joining UBS Global AM—Americas region, she was vice president and counsel at Deutsche Asset Management/Scudder Investments from 2003 to 2005. Ms. Lee is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Steven J. LeMire*; 40	Vice President and Assistant Treasurer	Since 2007	Mr. LeMire is a director and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2007). Prior to joining UBS Global AM—Americas region, he was an independent consultant with Third River Capital, LLC (formerly Two Rivers Capital, LLC) (from 2005 to 2007). Prior to that, he was vice president of operations and fund administration with Oberweis Asset Management, Inc. (from 1997 to 2005). Mr. LeMire is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Joseph McGill*; 47	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Prior to joining UBS Global AM—Americas region, he was assistant general counsel at JP Morgan Investment Management (from 1999–2003). Mr. McGill is a vice president and chief compliance officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Kevin Mclntyre*; 43	Vice President	Since 2005	Mr. Mclntyre is a director (since 2003) and portfolio manager (since 2005) of UBS Global AM—Americas region. He is also head of municipal trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM—Americas region. Mr. Mclntyre is a vice president of one investment company (consisting of one portfolio) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Nancy Osborn*; 43	Vice President and Assistant Secretary	Since 2007	Mrs. Osborn is a director (since March 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Prior to joining UBS Global AM—Americas region, she was an assistant vice president with Brown Brothers Harriman since April 1996. Mrs. Osborn is a vice president and assistant treasurer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Eric Sanders*; 44	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). From 1996 until June 2005, he held various positions at Fred Alger & Company, Incorporated, the most recent being assistant vice president and associate general counsel. Mr. Sanders is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (continued)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Andrew Shoup*; 53	Vice President and Chief Operating Officer	Since 2006	Mr. Shoup is a managing director and global head of the fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Prior to joining UBS Global AM—Americas region, he was chief administrative officer for the Legg Mason Partner Funds (formerly Smith Barney, Salomon Brothers, and CitiFunds mutual funds) from November 2003 to July 2006. Prior to that, he held various positions with Citigroup Asset Management and related companies with their domestic and offshore mutual funds since 1993. Additionally, he has worked for another mutual fund complex as well as spending eleven years in public accounting. Mr. Shoup is a vice president and chief operating officer of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Investment Grade Municipal Income Fund Inc.

Supplemental information (unaudited)

Officers (concluded)

		Term of	Principal occupation(s) during
	Position(s)	office† and	past 5 years; number of portfolios
Name, address,	held with	length of	in fund complex for which person
and age	Fund	time served	serves as officer

Keith A. Weller*; 48	Vice President and Assistant Secretary	Since 1995	Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 20 investment companies (consisting of 102 portfolios) for which UBS Global AM—Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.

**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.

†	Each director holds office until the next annual meeting of shareholders and until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Officers are appointed by the directors and serve at the pleasure of the Board.

††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.

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Directors
Richard Q. Armstrong	Meyer Feldberg
Chairman
Bernard H. Garil
Alan S. Bernikow
Heather R. Higgins
Richard R. Burt

Principal Officers
Mark E. Carver	Thomas Disbrow
President	Vice President and Treasurer

Mark F. Kemper	Kevin Mclntyre
Vice President and Secretary	Vice President

Investment Advisor and Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Item 2.   Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3.   Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

(a)

Audit Fees:
For the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $32,500 and $42,000, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)

Audit-Related Fees:
In the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $0 and $8,998, respectively.

Fees included in the audit-related category are those associated with (1) the reading and providing of comments on the 2009 semiannual financial statements, and (2) review of the consolidated 2008 report on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews and (3) auction preferred shares testing for the registrant’s fiscal year ended 2009.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the periods indicated above.

(c)	Tax Fees:

In the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $14,340 and $13,750, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the periods indicated above.

(d)

All Other Fees:
In the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the periods indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:
The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 - with revisions through August 2009)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit] Committee shall: . . .

2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the seven-month period ended April 30, 2010, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal period that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009, the aggregate fees billed by E&Y of $1,040,912 and $1,917,643, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides ongoing services to the registrant for the seven-month period ended April 30, 2010 and the fiscal year ended September 30, 2009 of the registrant is shown in the table below:

		2010	2009
	Covered Services	$14,340	$22,748
	Non-Covered Services	1,026,572	1,894,895

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6.   Investments.

         (a) Included as part of the report to shareholders filed under Item 1 of this form.

         (b) Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determines appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

(a)	(1) Name – Kevin McIntyre Title – Vice President Length of Service – Since 2005

Business Experience Last 5 Years – Mr. McIntyre is a director (since March 2003) and portfolio manager (since October 2005) of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and UBS Global Asset Management (US) Inc. (collectively, “UBS Global AM – Americas Region”). He is also Head of Municipal Trading since 2002. Prior to that he was a trader and assistant portfolio manager with UBS Global AM–Americas region. Mr. McIntyre is a vice president of one investment company for which UBS Global AM–Americas region or one of its affiliates serves as investment advisor, sub-advisor or manager.

Information is as of – July 9, 2010

(a)	(2) (i) Portfolio Manager

Kevin McIntyre

(a)	(2) (ii) (A) Registered Management Investment Companies

None

(a)	(2) (ii) (B) Other Pooled Investment Vehicles

None

(a)	(2) (ii) (C) Other Accounts

None

(a)	(2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account.

None

(a)	(2) (iv) Conflicts.

The management of the Registrant and other accounts by a portfolio manager could result in potential conflicts of interest if the Registrant and other accounts have different objectives, benchmarks and fees because the portfolio manager and the team of which he is a member must allocate time and investment expertise across multiple accounts, including the Registrant. The portfolio manager and the team of which he is a member manage the Registrant and other accounts utilizing an approach that groups similar accounts by characteristics and objectives. UBS Global AM manages accounts according to their respective objectives, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
                If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
                The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the Registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.
(Information in Item 8(a)(2) is provided as of the Registrant’s seven-month period end of April 30, 2010.)

(a)	(3) Compensation.

UBS Global Asset Management’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of investment professionals with those of clients.

The total compensation received by the portfolio managers and analysts at UBS Global Asset Management, including the Registrant’s portfolio manager, has up to three basic components – a fixed component (base salary and benefits), a variable cash component and, over a certain total compensation threshold, a variable deferred component. These are described in more detail below:

• The fixed component (base salary and benefits) is set to be competitive in the industry and is monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that portfolio managers and analysts bring to their roles.
• Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution and with the performance of their respective function, UBS Global Asset Management and UBS as a whole. As its name implies, variable compensation can be variable and is delivered in cash and, over a certain total compensation threshold, deferred.
• Variable deferred – employees may have a portion of their variable compensation deferred. The main deferral plan is the UBS Global Asset Management Equity Ownership Plan (Global AM EOP) which vests over a three year period. Through the Global AM EOP, investments are made in some combination of vehicles aligned to selected UBS Global Asset Management funds, UBS shares or notional shares.

UBS Global Asset Management believes that, not only does this deferral plan reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool.

UBS Global Asset Management strongly believes that tying portfolio managers’ variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers’ interests with those of the firm’s clients. The total variable compensation available generally will depend on the firm’s overall profitability.

                 The allocation of the variable compensation pool to the portfolio manager is linked to the investment performance of the Registrant relative to its benchmark, the Barclays Capital Municipal Bond Index and, where appropriate peer strategies, over one and three years.

                 For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution.

(Information in Item 8(a)(3) is provided as of the Registrant’s seven-month period end of April 30, 2010.)

(a)	(4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Manager.

None

(Information in Item 8(a)(4) is provided as of the Registrant’s seven-month period end of April 30, 2010.)

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report; however, it should be noted that the Registrant paid a liquidating distribution to all common shareholders in May 2010 extinguishing such shares. The payment was made pursuant to a shareholder approved Plan of Liquidation.

Item 10.   Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders. Given that the Registrant is in the process of winding up its affairs, and has no shares outstanding as of the date of this filing, future shareholder meetings are not anticipated.

Item 11.   Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.   Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)

(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Grade Municipal Income Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	July 9, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	July 9, 2010